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                                   EXHIBIT 10.16


                                  FIRST AMENDMENT
                                         TO
                              ACTIVE VOICE CORPORATION
                               1998 STOCK OPTION PLAN


     THIS FIRST AMENDMENT is adopted effective as of June 22, 1998 (the "Amendment Date"), by ACTIVE VOICE CORPORATION, a Washington corporation (the "Company").


                                      RECITALS


     A. The Company has adopted the Active Voice Corporation 1998 Stock Option Plan (the "Plan").


     B.   The Company desires to amend the Plan in certain respects.


     NOW, THEREFORE, the Plan is hereby amended as follows:


     1. The definition of "Applicable Percentage" in Article 2 of the Plan is hereby deleted in its entirety.


     2. Section 6.1 of the Plan is amended by deleting the following phrase therefrom:


     (i) the Committee shall not grant an Option if, following the grant of the Option, the Applicable Percentage would exceed twenty-two percent (22%), and (ii)


     3. Except as amended hereby, the Plan shall remain in full force and effect.


     IN WITNESS WHEREOF, this First Amendment has been executed as of the Amendment Date.


                                        ACTIVE VOICE CORPORATION


                                     By /s/ Robert L. Richmond
                                        ---------------------------------------
                                        Robert L. Richmond
                                        Chairman of the Board and
                                        Chief Executive Officer